Exhibit (q)
                             DWS TARGET DATE SERIES

                                Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS TARGET DATE SERIES (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.


----------------------------------------------- ------------------------- -----------------------------------
SIGNATURES                                      TITLE                     DATE
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Henry P. Becton, Jr
-----------------------
Henry P. Becton, Jr.
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Dawn-Marie Driscoll
-----------------------
Dawn-Marie Driscoll
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Keith R. Fox
----------------
Keith R. Fox
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Kenneth C. Froewiss
----------------
Kenneth C. Froewiss
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Martin J. Gruber
--------------------
Martin J. Gruber
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Richard J. Herring
----------------------
Richard J. Herring
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Graham E. Jones
-------------------
Graham E. Jones
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Rebecca W. Rimel
--------------------
Rebecca W. Rimel
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Philip Saunders, Jr.
------------------------
Philip Saunders, Jr.
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ William N. Searcy, Jr.
--------------------------
William N. Searcy, Jr.
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007

----------------------------------------------- ------------------------- -----------------------------------
SIGNATURES                                      TITLE                     DATE
----------------------------------------------- ------------------------- -----------------------------------

/s/ Jean Gleason Stromberg
--------------------------
Jean Gleason Stromberg
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Carl W. Vogt
----------------
Carl W. Vogt
----------------------------------------------- ------------------------- -----------------------------------
                                                Trustee                   November 1, 2007
/s/ Axel Schwarzer
------------------
Axel Schwarzer
----------------------------------------------- ------------------------- -----------------------------------